UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 26, 2009 (February 24, 2009)

AMERICAN DG ENERGY INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-52294	04-3569304
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue, Waltham
Machachussetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 622-1120

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02              UNREGISTERED SALES OF EQUITY SECURITIES

On February 24, 2009, American DG Energy Inc. (the “Company”) sold a warrant to purchase shares of common stock of the Company (the “Warrant”) to Daniel Barnett (the “Investor”) for a purchase price of $10,500.

The Warrant, which expires on February 24, 2012, gives the Investor the right but not the obligation to purchase 50,000 shares of the Company’s common stock at an exercise price per share of $3.00.

The Warrant was offered and sold to the Investor in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. The Investor is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.

The description of the Warrant set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Warrant attached as Exhibit 4.1.

ITEM 9.01.             FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description of Exhibit

4.1	Form of Warrant to Purchase Shares of Common Stock , dated February 24, 2009, entered into between American DG Energy Inc. and Daniel Barnett.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 26, 2009

AMERICAN DG ENERGY INC.

	By:	/s/Anthony S. Loumidis
Anthony S. Loumidis, Chief Financial Officer